UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 17, 2002


                              PRIME GROUP REALTY TRUST
               (Exact name of registrant as specified in its charter)


MARYLAND_______________________________1-13589_________________36-4173047____
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
  incorporation)                        Number)            Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois______________60601_______
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      (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code: (312)917-1300

                                   NOT APPLICABLE
           (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

      On December 20, 2001, Vornado Realty, L.P. ("VRLP"), an affiliate of Vornado Realty Trust, delivered to Prime Group Realty Trust (the "Company") original, signed resignation letters (the "Resignation Letters") of each of Michael W. Reschke, the Chairman of the Board of Trustees of the Company and a Trustee, and Richard S. Curto, the Chief Executive Officer of the Company and a Trustee.

      As previously disclosed, Messrs. Reschke and Curto signed and delivered the Resignation Letters to Vornado PS, L.L.C. ("Vornado PS"), an affiliate of VRLP, in September 2001 in connection with a loan (the "Vornado Loan") made by Vornado PS to Primestone Investment Partners L.P. ("Primestone"), a privately held entity controlled by Mr. Reschke. The Vornado Loan is secured by a pledge of 7,944,893 common units of limited partner interest of our operating partnership (the "Pledged Units") owned by Primestone. At the time the Vornado Loan was made to Primestone, Messrs. Reschke and Curto deposited the Resignation Letters with Vornado PS and authorized Vornado PS to deliver the Resignation Letters to the Company in the event of, among other things, the bankruptcy of Primestone or certain of its affiliates, or in the event Vornado PS becomes the owner of the Pledged Units after a successful foreclosure action under the Vornado Loan.

      The Company's organizational documents permit trustees and executive officers to resign at any time by providing written notice of resignation to the Company. However, prior to the delivery of the Resignation Letters and again at a Board of Trustees meeting held on January 16, 2002, Messrs. Reschke and Curto informed the Company's Board of Trustees that they did not intend to resign.

     The Board of Trustees has consulted with its outside legal counsel, who advised the Board that in light of the fact that Messrs. Reschke and Curto clearly do not intend to resign, the Resignation Letters do not constitute valid resignations. Consistent with this advice of counsel, the Board of Trustees took no action with respect to the Resignation Letters.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2002             PRIME GROUP REALTY TRUST

                                    By:    /s/ Louis G. Conforti

                                    Name:  Louis G. Conforti
                                                  Co-President and
                                                  Chief Financial Officer

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